UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2008

HEARTWARE LIMITED
 (Exact name of registrant as specified in its charter)

State of Victoria, Australia	000-52595	98-0498958
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Level 57 MLC Centre 19-29 Martin Place Sydney NSW 2000 Australia
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +61 2 9238 2064

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On May 9, 2008 we lodged the results of our Annual General Meeting with the Australian Securities Exchange (“ASX”) via an E-lodgment. Each of the resolutions put to shareholders at the Company’s Annual General Meeting (held on 9 May 2008), and as previously announced in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 8, 2008, were passed on a show of hands.

The resolutions put to shareholders were as follows:

(a) Resolution No. 1 – Adoption of the Remuneration Report
(b) Resolution No. 2 – Re-election of Dr. Christine Bennett as a Non-Executive Director
(c) Resolution No. 3 – Re-election of Mr. Robert Thomas as a Non-Executive Director
(d) Resolution No. 4 – Grant of Performance Rights to Mr. Douglas Godshall

In conjunction with the passing of Resolution No. 4, grant of performance rights to Mr. Douglas Godshall, the Company also filed a form Appendix 3B with the ASX. The intention to grant, subject to shareholder approval, was previously reported on Form 8-K Current Report filed on November 19, 2007.

The E-lodgment and Appendix 3B New Issue Announcement are attached as exhibits.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1 ASX E-lodgment, Results of Annual General Meeting, dated May 9, 2008

Exhibit 99.2 Appendix 3B New Issue Announcement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HeartWare Limited
Date: May 9, 2008	By:	/s/ David McIntyre

Name: David McIntyre
Title: Chief Financial Officer